AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2004

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

File No. 033-

File No. 811-09931

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 AMENDMENT NO. 5

THE PRAIRIE FUND

(Exact Name of Registrant as Specified in Charter)

801 41st Street, Suite 210, Miami Beach, Florida 33140

(Address of Principal Executive Offices)

(305) 695-2848

(Registrant’s Telephone Number, including Area Code)

Matthew M. Zuckerman, President of Zuckerman Management Associates, Inc.

801 41st Street, Suite 210, Miami Beach, Florida 33140

(Name and Address of Agent for Service)

With Copies to:

 Ethan W. Johnson

Morgan, Lewis & Bockius LLP

5300 Wachovia Financial Center

200 South Biscayne Boulevard

Miami, Florida 33131-2339

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☒ As soon as practicable after the effective date of this Registration Statement

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

THE PRAIRIE FUND

__________________

PROSPECTUS

__________________

THE PRAIRIE FUND IS A NO-LOAD MUTUAL FUND

ADVISED BY ZUCKERMAN MANAGEMENT ASSOCIATES, INC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

May 1, 2004

TABLE OF CONTENTS

Page

INVESTMENT OBJECTIVE

1

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

1

PRINCIPAL RISKS

1

PERFORMANCE INFORMATION

2

FUND FEES AND EXPENSES

4

FUND MANAGEMENT

5

PURCHASING AND REDEEMING SHARES

6

TAXES AND DISTRIBUTIONS

9

FINANCIAL HIGHLIGHTS

10

ADDRESSES

11

HOW TO OBTAIN MORE INFORMATION

12

THE PRAIRIE FUND

INVESTMENT OBJECTIVE

The Prairie Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing primarily in equity securities traded in U.S. over-the-counter markets or on listed U.S. national securities exchanges.

PRINCIPAL INVESTMENT STRATEGIES AND POLICIES

The Fund invests in common stock issued by U.S. companies that Zuckerman Management Associates, Inc. (the “Investment Adviser”) believes will present attractive long-term investment opportunities. The Investment Adviser buys and holds common stock of “quality” U.S. companies for long-term investment. In this context, “quality” refers to demonstrated earning power, sound finances, solid competitive position, and capable executive leadership. The Investment Adviser does not trade for quick profits.  Stock market trends are largely ignored and no effort is made to forecast the market or time the Fund’s investments to profit from the perceived outlook.  Ordinarily the Fund will be fully invested. Investments are not limited to any particular capitalization size.  The Investment Adviser generally will sell positions when there are negative long-term developments in the fundamental outlook of a company, such as a decrease in its growth rate or profitability.

The Investment Adviser believes that value exists in businesses, not the stock market. Consequently, a thorough analysis of the underlying fundamentals of companies, and determinations based on these fundamentals, such as of whether or not the companies are undervalued or overvalued in the marketplace, are the essential elements of the Investment Adviser’s approach.  The Investment Adviser also takes into account the industry in which the company participates, the position of the company within that industry and the general business climate.  The Investment Adviser seeks to capitalize on the values that accumulate in such enterprises over long periods.  Quality companies that have fallen from investor favor are often of interest because the price of their shares may fail to reflect the business’s intrinsic value. In such cases the Investment Adviser seeks to determine whether the seemingly low price reflects temporary problems or a serious impairment of economic value.  Investments are made only when it is believed that a company’s long-term outlook is sound and the shares are fairly priced.

PRINCIPAL RISKS

The Fund is intended for long term investors.  Investors in search of unrealistically high returns, quick profits, income distributions, or to whom quarterly performance is important, should not invest in the Fund.  There is no guarantee that the Fund will meet its investment objective.  It is possible for an investor to lose money on an investment in the Fund.

Market Risk.  Since it purchases common stock of companies, the Fund is subject to the risks that stock prices both individually and market-wide will fall over short or extended periods of time and that prices of the Fund’s shares may fluctuate day-to-day. Historically, the stock markets have moved in cycles.  Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The stock prices of these companies may suffer a decline in response.  These factors contribute to price volatility.  Therefore, investors must accept the fact that although the stocks of good companies generally will rise over long periods, they can trade at virtually any price in the short run.  In addition, the Fund’s share price, yield and return may vary.

Management Risk.  Investors in the Fund face the risk that the Investment Adviser’s business analyses may prove faulty.  If the fundamentals of a number of large holdings are misjudged, shareholders may suffer losses even during a time when the general market and many other funds are rising.

Non-diversification Risk.  The Fund is “non-diversified,” which means that it invests its assets in a smaller number of issuers than many other funds.  Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be.

Holiday Risk.  The Fund’s Investment Adviser does not trade on the principal Jewish holidays of Rosh Hashanah, Yom Kippur, Succoth, Passover and Shavuoth.  Trading may nevertheless continue on the securities exchanges. Investors in the Fund face the risk that the Fund may not fully realize investment opportunities which arise on these holidays or may not protect the existing investments against loss resulting from market downturns on these holidays.

Temporary Defensive Investments.  When the Fund’s Investment Adviser believes that changes in economic, financial or political conditions warrant, the Fund may invest without limitation in fixed income securities for temporary defensive purposes, as described in the Statement of Additional Information.  If the Investment Adviser incorrectly predicts the effects of these changes, the defensive investments may adversely affect the Fund’s performance.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund.  The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The period prior to August 6, 2000, when the Fund began operating, represents the performance of Prairie Fund, Inc., A Florida corporation with substantially the same investment objectives, policies and philosophies and subject to substantially similar fees and expenses (the “Predecessor Fund”).  This past performance has been adjusted to reflect the expenses of the Fund.  The Predecessor Fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Fund.  If it had been, the Predecessor Fund's performance may have been lower.

During the calendar years shown in the bar chart above, the highest return for a calendar quarter was 22.38% (quarter ended 6/30/2001) and the lowest return for a calendar quarter was (30.16)% (quarter ended 3/31/2001).

The tables below compare the Fund’s average annual total returns for the periods ended December 31, 2003 to those of the S&P 500 Index.  The first table reflects the performance without taking into account the impact of taxes, and includes the performance of the Predecessor Fund.  The second table compares the performance of the S&P 500 Index to the Fund’s performance after adjustment for the impact of certain taxes.

AVERAGE ANNUAL TOTAL RETURNS – Before Taxes (For the periods ended December 31, 2003)
	1 year	Since 1/1/2000*
Fund Returns Before Taxes	14.90%	(29.49)%
S&P 500 Index (reflects no deduction for fees or expenses)	26.4%	(23.6)%

*	The Fund commenced operations 8/6/2000. The performance shown prior to that date represents the performance of the Predecessor Fund.

AVERAGE ANNUAL TOTAL RETURNS – Before and After Taxes (For the periods ended December 31, 2003)
	1 year	Since Inception*
Fund Returns Before Taxes	14.90%	(13.29)%
Fund Returns After Taxes on Distributions**	14.80%	(13.45)%
Fund Returns After Taxes on Distributions and Sale of Fund Shares**	9.82%	(11.02)%
S&P 500 Index*** (reflects no deduction for fees, expenses, or taxes)	26.38%	(7.75)%

*	The Fund commenced operations 8/6/2000. Returns for the S&P 500 Index are since 8/4/2000.
**

After-tax returns are calculated using the historical highest-federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

***	S&P 500 Index is an unmanaged index comprised of stocks representing major market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Transaction Fees

(fees paid directly from your investment)

None*

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets as a percentage of average net assets)

Investment Advisory Fee

1.00%

Other Expenses**

4.14%

___________

Total Annual Fund Operating Expenses

5.14%

* The Fund is a no-load investment, which means there are no fees or charges to buy or sell its shares or to reinvest dividends.

** “Other Expenses” are comprised of the expenses and fees of the Fund’s custodian, administrator, transfer agent and Investment Company Institute membership as well as annual auditing, legal, filing, fidelity insurance, securities clearing, and other miscellaneous Fund expenses and fees.  The percentage shown is based on the amounts for the fiscal year ended December 31, 2003, with the Fund having approximately $2,502,849 million in net assets as of such date.  The current percentage of operating expenses appears high due to the relatively small amount of capital presently invested in the Fund.  However, as the Fund’s capital grows, the annual operating expense percentage is expected to decrease.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$514	$1,539	$2,561	$5,104

FUND MANAGEMENT

Investment Adviser

The Fund’s Investment Adviser is Zuckerman Management Associates, Inc., 801 41st Street, Suite 210, Miami Beach, Florida 33140.  The Investment Adviser is registered as such with the Securities and Exchange Commission under the Investment Advisers Act of 1940.  Dr. Matthew M. Zuckerman is the president of the Investment Adviser which was incorporated in May 1999. The Investment Adviser provides investment advice and portfolio management services and oversees the administration of the Fund.  Dr. Zuckerman has many years of experience in managing investments. His investment management style has been to target stocks of “quality” U.S. companies for long-term investment. In this context, “quality” refers to demonstrated earning power, sound finances, solid competitive position, and capable executive leadership.  The Investment Adviser does not trade for quick profits. Stock market trends are largely ignored and no effort is made to forecast the market or time the Fund’s investments to profit from the perceived outlook.  His principal occupation has been dentistry. Dr. Zuckerman graduated from NYU in 1949.  He received his degree in dentistry in 1954 from NYU College of Dentistry.  As of December 31, 2003, the Investment Adviser had approximately $4,805,000 in assets under management.

The Investment Adviser charges an annual investment advisory fee of one percent per annum of the Fund’s average daily net asset value paid monthly.  The Fund will be responsible for paying any brokerage fees or commissions incurred on its behalf.  The Investment Adviser will have the right to determine which brokers and dealers the Fund will use.

As noted above, the Fund succeeded to the assets of the Predecessor Fund on August 6, 2000.  Since January 1, 2000 through December 31, 2003 the total cumulative return for the Predecessor Fund and the Fund was (8.12)%, before taxes; (8.26)% after taxes on distributions and (6.80)% after taxes on distributions and sales of the Fund.  This figure is net of all fees and expenses, including investment advisory fees.  Past performance is not an indication of future results.  The Fund’s benchmark index, the S&P 500 Index, returned (3.52)% for the period January 1, 2000 through December 31, 2003.  The S&P 500 Index is an unmanaged index comprised of stocks representing major market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.  The return of the Index assumes reinvestment of all dividends and distributions and does not have fees or expenses associated with it.  The Index is not available as an investment option.  The Predecessor Fund, which was established on January 1, 2000, was managed by the same person as is the Fund and followed substantially the same objective, policies and philosophies as are currently followed by the Fund.  The Predecessor Fund was not registered under the 1940 Act and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act.  If the Predecessor Fund had been registered under the 1940 Act, its performance may have been adversely affected.

PURCHASING AND REDEEMING SHARES

Pricing Fund Shares

The Fund will determine its net asset value on each business day (“Business Day”).  As used herein, the term “Business Day” means every day other than Saturdays, Sundays and other days on which the New York Stock Exchange is closed for trading.  Orders to buy or redeem shares that are received in good order prior to 4:00 P.M. Eastern Time on a Business Day will be processed at the net asset value calculated that day. Net asset value per share is calculated by dividing the Fund’s net assets by the number of shares outstanding at the Fund’s close of business on each Business Day.  In calculating net asset value, the Fund generally values its portfolio at market price.  If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

●

When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you.  This information will be verified to ensure the identity of all persons opening a mutual fund account.

●

The Fund is required by law to reject your new account application if the required identifying information is not provided.

●

In certain instances, the Fund is required to collect documents to fulfill its legal obligation.  Documents provided in connection with your application will be used solely to establish and verify a customer’s identity, and the Fund shall have no obligation with respect to the terms of any such document.

●

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker.  If this information is unable to be obtained within 72 hours of receipt your application will be rejected.

●

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

The Fund reserves the right to close your account at the then-current day’s price if it is unable to verify your identity.  Attempts to verify your identity will be performed within 96 hours of receiving the application.  If the Fund is unable to verify your identity, the Fund reserves the right to liquidate your account at the then-current day’s price and remit proceeds to you via check.  The Fund also reserves the right to hold your proceeds until your original check clears the bank.  In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under Federal Law.  The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity.  These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

How to Buy Shares

Shareholders may buy shares of the Fund on a no-load basis on any Business Day by completing an account application and enclosing a check payable to “The Prairie Fund.”  No interest is paid to investors on funds held by the Fund.

The minimum initial purchase is $5,000. Orders and redemptions are accepted for fractional shares. You should send your check payable to “The Prairie Fund” with a completed account application to Mutual Shareholder Services, LLC (the “Administrator”) at the following address:

Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH  44141

Additional Investments

Additional purchases can be made for $1,000 or more and should be mailed to the Administrator at the above address.  Please remember to include your account number on your check.

To open an account for a spouse or child you may be asked to present additional documents as proof of the relationship in addition to an account application. You will also be asked to provide your existing account number and taxpayer identification number. You should use caution when giving these numbers to another person because that person may be able to gain access to your account or other confidential financial information.

•

The Fund will not accept third-party checks (i.e., any checks which are not made payable to the order of the Fund or the Administrator).

•

You may make fixed, periodic investments into the Fund by means of automatic money transfers from your bank checking accounts.  To establish automatic money transfers, you may contact the Administrator.

How to Redeem Shares

You may redeem your shares on any Business Day either in writing via mail or facsimile, or by telephone if you elected the telephone redemption privilege on your account application. You should submit your written redemption request directly to:

Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH  44141

Phone:(877) 593-8637 or (440) 922-0066

Fax: (440) 922-0110

If your account is held in the name of a corporation, as a fiduciary or agent, or as a surviving joint owner, you may be required to provide additional documents with your redemption request. Please remember that all redemption requests must include your name and account number.

Additional Purchase and Redemption Information

The Fund reserves the following rights as they relate to purchases and redemptions:

•

To redeem your shares if your account balance falls below $1,000 and remains below this threshold for 90 days, or for any other reason set forth herein. You will receive 30 days notice to increase the value of your account through a minimum additional purchase of $1,000 before the account is closed;

•

To refuse any purchase order;

•

To refuse third-party checks for purchases of shares;

•

To change or waive the Fund’s investment minimums;

•

To suspend the right to redeem and delay redemption proceeds during times when trading on the New York Stock Exchange is restricted or halted, or otherwise as permitted by the board of trustees when it deems suspension or delay in the best interest of shareholders;

•

To require a signature guaranty for fund redemptions sent to an address different from the address of record; and

•

To require a signature guaranty for some fund redemptions and IRA transfers.

Shareholders should be aware that purchase and redemption requests mailed to the Administrator will not be processed until they are received by the Fund at the address above. You can avoid delays by faxing requests for purchases and redemptions directly to the Administrator at (440) 922-0110. A subscription for purchasing shares will not be finalized until any checks submitted as payment for the subscription price have cleared the bank against which such checks have been drawn. No redemption requests for the subscribed shares will be accepted by the Administrator during this period.

TAXES AND DISTRIBUTIONS

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes.  Below is a summary of some important tax issues that affect the Fund and its shareholders.  This summary is based on current tax laws, which may change.

At least annually, the Fund will distribute substantially all of its net investment income and net realized capital gains, if any.  The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation.  If so, they are taxable whether or not you reinvest them or take them in cash.  Income distributions, including net short-term capital gains and excluding qualified dividend income, generally are taxable at ordinary income tax rates.  Capital gains distributions and distributions of qualified dividend income generally are taxable at the rates applicable to long-term capital gains.  Each sale of Fund shares may be a taxable event.

More information about taxes is in the Fund’s Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund’s financial performance for the past fiscal year.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information has been extracted from the Fund’s financial statements which were audited by McCurdy & Associates CPA’s, Inc., the Fund’s Independent Auditors, whose report, along with the Fund’s financial statements, are incorporated by reference in the Fund’s Statement of Additional Information and are included in the Fund’s annual report, which is available upon request.

PER SHARE OPERATING PERFORMANCE (for a share of common stock outstanding throughout the period):
	1/1/03 to 12/31/03	1/1/02 to 12/31/02	1/1/01 to 12/31/01	1/1/00* to 12/31/00
Net asset value – beginning of period	6.04	8.16	9.98	10.00
Investment Operations Net investment income/(loss) Net realized and unrealized gain on investments	(0.24) 1.14	(0.18) (1.78)	(0.26) (1.56)	(0.07) 0.05
Total from investment operations	0.90	(1.96)	(1.82)	(0.02)

Distributions (from net investment income)	0.00	0.00	0.00	0.00
Distributions (from capital gains)	(0.04)	(0.16)	0.00	0.00
Total Distributions	(0.04)	(0.16)	0.00	0.00

Net asset value – end of period	6.90	6.04	8.16	9.98

Total investment return based on market value per share	14.90%	(23.98)%	(18.24)%	(.20)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets – end of period (in 000’s)	2,503	2,302	3,091	3,780
Ratio of expenses to average net assets – before reimbursements	5.14%	3.65%	4.00%	2.60%
Ratio of expenses to average net assets – net of reimbursements	5.14%	3.65%	4.00%	1.52%
Ratio of net loss to average net assets	(3.82)%	(2.60)%	(3.00)%	(0.79)%
Ratio of net loss to average net assets – after reimbursement	(3.82)%	(2.60)%	(3.00)%	(1.87)%
Portfolio turnover rate	8.86%	1.81%	22.70%	23.84%

* - commencement of operations

ADDRESSES

Investment Adviser

Zuckerman Management Associates, Inc.

801 41st Street, Suite 210

Miami Beach, FL 33140

Custodian

UMB Bank, N.A.

928 Grand Boulevard, 10th Floor

Kansas City, MO 64106

Administrator

Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH  44141

Transfer Agent

Mutual Shareholder Services, LLC

 8869 Brecksville Road, Suite C

Brecksville, OH  44141

Legal Counsel

Morgan, Lewis & Bockius LLP

5300 Wachovia Financial Center

200 South Biscayne Boulevard

Miami, FL 33131-2339

Independent Auditors

McCurdy & Associates CPA’s, Inc.

27955 Clemens Road

Westlake, OH  44145

HOW TO OBTAIN MORE INFORMATION

The Fund’s Statement of Additional Information (“SAI”), dated May 1, 2004, contains additional, more detailed information about the Fund.  The SAI is incorporated by reference into this Prospectus.  This means that the SAI is legally a part of this Prospectus.

The Fund publishes annual and semi-annual reports (“Shareholder Reports”) which contain additional information about the Fund’s investments.  In the Fund’s annual report, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain the SAI and Shareholder Reports without charge by contacting the Administrator toll-free at (877) 593-8637 or by writing to Zuckerman Management Associates, Inc., 801 41st Street, Suite 210, Miami Beach, Florida 33140.

Information about the Fund, including the SAI and Shareholder Reports, may be obtained from the Securities and Exchange Commission in any of the following ways, (1) In person:  you may review and copy documents in the Commission’s Public Reference Room in Washington D.C. (for information call 1-800-942-8090); (2) On-line:  you may retrieve information about the Fund on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov; (3) By mail:  you may request documents, upon payment of a duplicating fee, by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009; or (4) By e-mail:  you may request documents, upon payment of a duplicating fee, by e-mailing the Securities and Exchange Commission at the following address:  publicinfo@sec.gov.  To aid you in obtaining this information, the Fund’s Investment Company Act registration number is 811-09931.

THE PRAIRIE FUND

_______________________

STATEMENT OF ADDITIONAL INFORMATION

_______________________

May 1, 2004

This Statement of Additional Information does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interest in The Prairie Fund.  This Statement of Additional Information has been prepared solely for the information of the investor to whom it has been delivered on behalf of The Prairie Fund and may not be reproduced or used for any other purpose.

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated May 1, 2004.  A copy of the Prospectus may be obtained by writing Zuckerman Management Associates, Inc., 801 41st Street, Suite 210, Miami Beach, Florida 33140, or by telephoning the Mutual Shareholder Services, LLC at (877) 593-8637.

TABLE OF CONTENTS

Page

FUND HISTORY

1

INVESTMENTS

1

INVESTMENT RESTRICTIONS

1

MANAGEMENT OF THE FUND

3

INVESTMENT ADVISER AND OTHER SERVICES

7

BROKERAGE SERVICES

9

FISCAL YEAR

10

REDEMPTION OF SHARES AND DETERMINATION OF NET ASSET VALUE

10

TAXES

11

5% SHAREHOLDERS

14

CALCULATION OF YIELD AND RETURN

14

PERFORMANCE COMPARISONS

15

FUND HISTORY

The Prairie Fund (the “Fund”) was organized on April 12, 2000 as a Delaware business trust. The Fund is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified open-end management investment company under the Investment Company Act of 1940.  Shares of beneficial interest of the Fund are sold pursuant to Section 4(2) of the Securities Act of 1933, and are registered under that Act.  The Fund succeeded to the assets of Prairie Fund, Inc. (the “Predecessor Fund”), a Florida corporation, on August 6, 2000.  The Predecessor Fund commenced operations on January 1, 2000 and was managed by the same portfolio manager as is the Fund and by following substantially the same objective, policies and philosophies as are currently followed by the Fund.

INVESTMENTS

Ordinarily the Fund will be fully invested in common stocks issued by U.S. companies.  However, during unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest in any of the following types of securities:

Certificates of Deposit.  The Fund may invest in negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution (certificates of deposit).  Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate.

Municipal Securities.  The Fund may invest in fixed income securities issued by local, state and regional governments that provide income that is exempt from federal income taxes (municipal securities).  Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Investment Adviser to reinvest the proceeds at a lower rate of interest.

U.S. Treasury Securities.  The Fund may invest in U.S. Treasury securities of varying maturities.  There are usually no brokerage commissions paid by the Fund in connection with the purchase of such instruments.  The value of such securities can be expected to vary inversely to the changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost.

Federal National Mortgage Association (FNMA).  FNMA is a government-sponsored corporation owned entirely by private stockholders.  FNMA is regulated by the Secretary of Housing and Urban development.  FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC).  FHLMC is a stockholder-owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors.  FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

INVESTMENT RESTRICTIONS

The Fund is subject to the following restrictions which are fundamental policies and may not be changed without a vote of the majority of the outstanding voting securities of the Fund.  The Fund may not:

1.

Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then may do so only from banks as a temporary measure to facilitate the meeting of redemption requests (and not for leverage) or for extraordinary or emergency purposes.

2.

Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost), and then only to secure borrowings permitted by Restriction 1 above.

3.

Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

4.

Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open, the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

5.

Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

6.

Purchase or sell real estate, although it may invest in securities of issuers, which deal in real estate, including securities of real estate investment trusts, and may purchase securities, which are secured by interests in real estate.

7.

Purchase or sell commodities or commodity contracts, including future contracts.

8.

Make loans, including lending portfolio securities, except by purchase of debt obligations or by entering into repurchase agreements.

9.

Acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Fund’s total assets would be invested in securities of companies within such industry.

It is contrary to the Fund’s present policy, which may be changed by the Board of Trustees without shareholder approval, to borrow money, pledge or hypothecate its assets, make any short sales of securities, maintain any short position for the account of the Fund, issue senior securities, or purchase foreign securities which are not publicly traded in the United States. In addition, it is contrary to the Fund’s present policy to:

(1)

Invest more than 10% of the Fund’s net assets in securities, which at the time of such investment are not readily marketable.

(2)

Write (sell) or purchase options, except the Fund may write options against securities it currently holds in its portfolio.

(3)

Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(4)

Make investments for the purpose of gaining control of a company’s management.

All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase “shareholder approval,” as used in the Prospectus, and the phrase “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting shares of the Fund, or (2) 67% or more of the voting shares of the Fund present at a meeting if more than 50% of the outstanding shareholders are present at the meeting in person or represented by proxy.

MANAGEMENT OF THE FUND

The Management of the Fund is overseen by a board of trustees (“Board of Trustees”). The Board of Trustees meets regularly to review the Fund’s activities, contractual arrangements and performance.

Members of the Board of Trustees and Officers

Set forth below are the names, dates of birth, position with the trust, length of term of office and their principal occupations during the past five years for the member of the Board of Trustees.  The mailing address of each of the Trustees and officers is c/o the Fund, 801 41st Street, Suite 210, Miami Beach, Florida 33140.

Interested Trustees

Matthew M. Zuckerman, born July 10, 1929, Chairman of the Board of Trustees and President of the Fund (since 2000); President of Zuckerman Management Associates, Inc.  Dr. Zuckerman manages and has managed trust portfolios for 40 years.  His principal occupation was dentistry, from which he retired as of May, 1999.  His principal occupation presently is as President of the investment adviser.  Dr. Zuckerman graduated from NYU in 1949.  He received his degree in dentistry in 1954 from NYU College of Dentistry.  Dr. Zuckerman is a member of the board of directors of Beth Israel Congregation in Miami Beach, Florida.  He is also a senior attending physician at Mount Sinai Hospital, as well as an adjunct professor at the University of Miami School of Medicine.  Dr. Zuckerman has been Chairman of the Board of Trustees and President of the Fund since its inception.  Dr. Zuckerman is the father of Nancy Z. Markovitch, a fellow member of the Board of Trustees.

Nancy Z. Markovitch, born March 1, 1959, Trustee, Treasurer and Secretary of the Fund (since 2000); Private Investor since 1990.  Ms. Markovitch is a Trustee for various trust funds for the benefit of her children and in this capacity has been active in the management of investments over a number of years.  Ms. Markovitch is a member of the executive board of directors of the Hillel Day School of Boca Raton (the “School”), as well as the Chairman of the School’s Building Committee and Annual Fund Raising Committee.  Ms. Markovitch also sits on the Security Committee of the Palm Beach County Jewish Federation, which focuses on safety issues surrounding the members of Federation.  She was employed from 1980 to 1988 by Eric Emmanuel Company, municipal bond investments, in New York City as a registered broker, executive secretary and office manager.  Ms. Markovitch has been a Trustee and Treasurer and Secretary of the Fund since its inception.  Ms. Markovitch is the daughter of Matthew M. Zuckerman, a fellow member of the Board of Trustees.

Independent Trustees

Elias M. Herschmann, MD, born June 13, 1937, Trustee, Member of the Fund’s Audit Committee (since 2000); Gastroenterologist affiliated with Miami Heart Institute in Miami Beach, Florida and Aventura Hospital in Aventura, Florida.  Dr. Herschmann was a Major in the United States Air Force, Medical Corps, School of Aerospace Medicine. He was the Chief of the Gastroenterology Section, Clinical Science Division, United States Air Force School of Aerospace Medicine from 1968-1970.  Dr. Herschmann graduated from Yeshiva College in 1959 and received his degree in medicine in 1963 from State University of New York, Downstate Medical Center in Brooklyn, New York. Dr. Herschmann is a past member of the City of Miami Beach Community Relations Board, Police Board and prior Vice-Chairman of the Planning Board.  He has served as President of the following organizations: Miami-Dade County Society of Internal Medicine, Hebrew Academy of Miami Beach and the Young Israel of Miami Beach.  Dr. Herschmann has been a member of the Council of the Florida Society of Internal Medicine and is on the Board of Directors of the Orthodox Union.  He currently serves on the Ethics Committees of the Miami Heart Institute and Aventura Hospital.  Dr. Herschmann has been a Trustee of the Fund since its inception.

Jack Levine, CPA,  born September 3, 1950, Trustee, Chairman of the Fund’s Audit Committee (since 2000); Certified Public Accountant in the State of Florida.  Mr. Levine is the President of Jack Levine, PA, CPA’s and has been involved in accounting, financial, tax, and estate matters for more than 25 years.  He is a member of the American Institute of Certified Public Accountants, the Florida Institute of Certified Public Accountants and the New York Society of Certified Public Accountants, where he served as a member of the Entertainment and Sports Tax Committee.  Mr. Levine is also a member of the of the National Association of Corporate Directors, Washington, D.C. and is a member Miami Branch Office of the National Arts and Entertainment Association.

Additionally, Mr. Levine is a also a member of the Board of Directors, Vice-Chairman of the Executive Committee and Chairman of the Audit Committee of Beach Bank in Miami Beach, Florida.  He is the Lead Director of the Board of Directors and Chairman of the Audit Committee of SFBC International, Inc. in Miami, Florida, a company listed on NASDAQ, as well as being a member of the Board of Directors of RealCast Corporation in Miami, Florida.  Mr. Levine was a director and is currently a member of the Greater Miami Estate Planning Council and has served as a member of the Florida Bar Eleventh Judicial Circuit Grievance Committee and the Florida Bar Eleventh Judicial Circuit Unlicensed Practice of Law Committee, where he is starting his fourth, three-year term for both committees.

Jack Levine is also a member and director of numerous civic and charitable organizations and was formerly on the Board of Directors of the Make-a-Wish Foundation of South Florida, Inc.  Mr. Levine has been a Trustee of the Fund since its inception.

Joseph Wiesel, born March 5, 1941, Trustee, Member of the Fund’s Audit Committee (since 2000); Financial Consultant.  Mr. Wiesel was Chief Financial Officer of Ivory International, Inc. from 1992 until he retired in Spring 2000.  He served three terms as Vice President of The Hebrew Academy and currently is the Treasurer of Beth Israel Congregation in Miami Beach.  Joseph Wiesel graduated from City College of New York in 1962.  Mr. Wiesel has been a Trustee of the Fund since its inception.

The Fund’s Declaration of Trust provides that the Fund will indemnify each of its Trustees against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Bylaws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund.

Audit Committee

The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Fund.  The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Fund’s independent auditor and whether to terminate or continue this relationship; reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund’s Administrator that are material to the Fund as a whole, if any, and management’s responses to any such reports; reviewing the Fund’s audited financial statements and considering any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls; reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and other audit related matters.

Elias M. Herschmann, MD, Jack Levine, CPA and Joseph Wiesel currently serve as members of the Audit Committee. The Audit Committee meets quarterly and met four times in the most recently completed Fund fiscal year.  The Audit Committee last met on December 2, 2003.

Nominating Committee

Dr. Herschmann and Messrs. Levine and Wiesel currently serve as members of the Nominating Committee.  The Nominating Committee nominates individuals for Independent Trustee membership on the Board of Trustees.  The Nominating Committee evaluates candidates’ qualifications for board membership, including their independence from the investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate.  In addition, the Nominating Committee periodically reviews the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Trustees. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “1934 Act”), in conjunction with a shareholder meeting to consider the election of Trustees.  The Nominating Committee did not meet during the fiscal year ended December 31, 2003.

Fund Shares Owned by Board Members

The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund for the most recently completed calendar year.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.  The Trustees and officers of the Fund own less than 1% of the outstanding shares of the Fund.

Name	Dollar Range of Shares	Aggregate Dollar Range of Shares
Matthew M. Zuckerman	$12,953.60	$12.953.60
Nancy Z. Markovitch	None	None
Elias M. Herschmann, MD	None	None
Jack Levine, CPA	None	None
Joseph Wiesel	None	None

Approval of the Investment Advisory Agreement

As discussed in the section of the Statement of Additional Information entitled “Investment Adviser and Other Services” the continuance of the investment advisory agreement must be approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund.

In June 2003, the Board of Trustees voted to approve the existing investment advisory contract for an additional term of one year.  In preparation of this meeting, the Board requested and reviewed a wide variety of information from the Investment Adviser.  The Trustees used this information and considered all of the relevant factors for approving the investment advisory contract including, but not limited to: (a) the quality of the Investment Adviser’s investment management and strategies; (b) the Investment Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the level of advisory fees that the Adviser charges the Fund and overall operating expenses; (e) the Adviser’s compliance systems; and (f) the Adviser’s policies on and compliance procedures for personal securities transactions.  The representative from the Investment Adviser presented additional oral information to assist the Board in their evaluation of the Adviser and the investment advisory agreement.

The Board then discussed the materials presented and deliberated on the renewal of the investment advisory agreement in light of this information.  In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.  The Board of Trustees believed the terms and conditions of the investment advisory agreement were fair and reasonable and agreed it was in the best interest of the Fund to renew the investment advisory agreement for an additional term.

Board Compensation

Trustees and officers of the Fund did not receive fees or salaries from the Fund for the past fiscal year, but may receive reimbursements from the Fund for attending Board of Trustees meetings in the future.  Matthew M. Zuckerman and Nancy Z. Markovitch, as officers and stockholders of the Investment Adviser, will benefit from the investment advisory fee paid by the Fund.

Code of Ethics

The Board of Trustees of the Fund has adopted a Codes of Ethics under Rule 17j-1 of the 1940 Act.  In addition, the Investment Adviser has adopted a Code of Ethics pursuant to Rule 17j-1.  These Codes of Ethics (each a “Code” and together the “Codes”) apply to the personal investing activities of trustees, officers and certain employees (“access persons”).  Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings.  Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting Policies

The Board of Trustees have delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Adviser.  The Investment Adviser will vote such proxies in accordance with the Fund’s proxy policies and procedures, which are included in Appendix A to the SAI.  The Board of Trustees will periodically review the Fund’s proxy voting record.

Beginning in 2004, the Fund will be required to disclose annually the Fund’s complete proxy voting record on new Form N-PX.  The first filing of Form N-PX will cover the period from January 1, 2004 through  December 31, 2004, and will be filed no later than March 31, 2005.  Once filed, Form N-PX will be available upon request by calling (877) 593-8637 or by writing to the Fund at 801 41st Street, Suite 210, Miami Beach, Florida 33140.  The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER AND OTHER SERVICES

The Investment Adviser

Under a written advisory contract (“Investment Advisory Agreement”) between the Fund and the Investment Adviser, subject to such policies as the Trustees of the Fund may determine, the Investment Adviser, at its expense, furnishes an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions.

Pursuant to the Investment Advisory Agreement and subject to the oversight of the Trustees, the Investment Adviser also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund. As indicated under “Portfolio Transactions -- Brokerage and Research Services,” the Fund’s portfolio transactions may be placed with brokers which furnish the Investment Adviser, without cost, certain research, statistical and quotation services of value to it or its affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions than it might otherwise pay.

The Investment Advisory Agreement has been approved by the Trustees of the Fund.  By its terms, the Investment Advisory Agreement has an initial term of two years and will continue in force thereafter from year to year, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Investment Advisory Agreement automatically terminates on assignment, and is terminable upon notice by the Fund.  In addition, the Investment Advisory Agreement may be terminated on not more than 60 days’ notice by the Investment Adviser to the Fund.

The Investment Adviser charges an annual investment advisory fee of one percent per annum of the Fund’s average daily net asset value paid monthly.

The Fund pays, in addition to the investment advisory and the other fees and expenses described above, all other expenses not borne by the Investment Adviser, including, without limitation, expenses of the Trustees, interest charges, taxes, securities brokerage commissions, securities clearing fees, auditing and legal expenses, the costs of reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectus, proxy statements and proxies to existing shareholders, and fidelity insurance premiums. The Fund is also responsible for such non-recurring expenses as may arise, including litigation in which the Fund may be a party, and other expenses as determined by the Trustees. The Fund may have an obligation to indemnify its officers and Trustees with respect to such litigation.

For the last three fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid the following in investment advisory fees to the Investment Adviser:

Investment Advisory Fees	2001	2002	2003
Fees Paid	$32,593	$26,558	$23,192

For the last three fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid the following “other fees and expenses,” which included the fees of the Fund’s custodian, administrator, transfer agent and Investment Company Institute membership as well as the Fund’s annual auditing, legal, filing, fidelity insurance, securities clearing, and other miscellaneous expenses and fees of the Fund.  Brokerage fees are not deemed fees of the Fund, but are disclosed separately.

“Other Fees and Expenses”	2001	2002	2003
Fees Paid	$26,730	$70,310	$96,041

The Investment Advisory Agreement provides that the Investment Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Investment Adviser is a Florida corporation organized on June 14, 1999.  A majority of the outstanding voting shares of the Investment Adviser are owned by Matthew M. Zuckerman. As of December 31, 2003, the Investment Adviser had approximately $4,805,000 in assets under management.

The Administrator and Transfer Agent

The Administrator of the Fund is Mutual Shareholders Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH 44141 (the “Administrator”).  The Fund and the Administrator have entered into an Accounting Services Agreement and a Transfer Agent Agreement.  Under the Accounting Services Agreement, the Administrator provides the Fund with administrative services, including record keeping, regulatory reporting and providing any necessary office space, equipment, personnel and facilities.  Under the Transfer Agent Agreement, the Administrator handles the Fund’s issuance of shares, dividend disbursing and redemption.  For these services, the Administrator is entitled to a fee of $1,000 per month, plus reimbursement for any out-of-pocket expenses.

The Custodian

UMB Bank, N.A., 928 Grand Boulevard, 10th Floor, Kansas City, MO 64106 (the “Custodian”) acts as custodian for the Fund.  The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

Independent Auditors

McCurdy & Associates CPA’s Inc., 27955 Clemens Road, Westlake, OH  44145 acts as the independent auditors for the Fund.

Legal Counsel

Morgan, Lewis & Bockius LLP severs as legal counsel to the Fund.

BROKERAGE SERVICES

Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  There is generally no stated commission in the case of securities traded in the over-the-counter markets but the price paid by the Fund usually includes a dealer commission or mark-up. It is anticipated that most purchases and sales of short-term portfolio securities will be with the issuer or with major dealers in money market instruments acting as principals. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

When the Investment Adviser places orders for the purchase and sale of portfolio securities for the Fund and buys and sells securities for the Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Investment Adviser intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Investment Adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker/dealer involved and the quality of service rendered by the broker/dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical and quotation services from brokers which execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Investment Adviser may receive research, statistical and quotation services from brokers with which the Fund’s portfolio transactions are placed.  These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Investment Adviser in advising several of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund.  The fees paid to the Investment Adviser are not reduced because it receives such services.

As permitted by Section 28(e) of the 1934 Act and the Investment Advisory Agreement, the Investment Adviser may cause the Fund to pay a broker which provides “brokerage and research services” (as defined in the 1934 Act) to the Investment Adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. The authority of the Investment Adviser to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

For the last three fiscal years ended December 31, 2001, 2002 and 2003, the following total brokerage commissions, fees and expenses were paid:

Brokerage Fees	2001	2002	2003
Fees Paid	$1,049	$260	$455

FISCAL YEAR

The Fund’s fiscal year ends on December 31 of each year.

REDEMPTION OF SHARES AND DETERMINATION OF NET ASSET VALUE

How to Redeem Shares

The procedures for redemption of Fund shares are summarized in the text of the Prospectus following the caption “How to Redeem.” Redemption requests must be in good order, as defined in the Prospectus. Upon receipt of a redemption request in good order, the Shareholder will receive a check equal to the net asset value of the redeemed shares next determined after the redemption request has been received.  The proceeds of redemption may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. See “Taxes,” below. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to forward the proceeds of the redemption until the check has been collected. Mutual Shareholder Services LLC (“Administrator”) serves as Transfer Agent for the Fund.

The Fund may suspend the right of redemption and may postpone payment only when the New York Stock Exchange (the “NYSE”) is closed for other than customary weekends and holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or for the Administrator to determine fairly the value of the Fund’s net assets, or during any other period permitted by order of the SEC.

It is currently the Fund’s policy usually to pay all redemptions in cash. The Board of Trustees retains the right, however, to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.  In addition, the Fund may recognize gain or loss on such an in-kind distribution.

The Fund reserves the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder’s account in the Fund falls below a specified level, currently set at $5,000. Shareholders will be notified and will have 30 days to bring the account up to the required level before any redemption action will be taken by the Fund. The Fund also reserves the right to redeem shares in a shareholder’s account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.

How Net Asset Value is Determined

The net asset value per share of the Fund is determined once on each day on which the NYSE is open, at the Fund’s close of business.  The Fund expects that the days, other than weekend days, that the NYSE will not be open are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported -- and in the case of certain securities traded over-the-counter -- the last reported bid price.

Certain securities and assets of the Fund may be valued at fair value as determined in good faith by the Trustees or by persons acting at their direction pursuant to guidelines established by the Trustees.  Such valuations and procedures are reviewed periodically by the Trustees.  The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition).  In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.

The Administrator will calculate the Fund’s daily net asset value of the shares of the Fund and maintain accurate records of such valuation for the Fund.

TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s Prospectus.  No attempt is made to present a detailed explanation of the federal, state, local, or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Fund’s Prospectus is not intended as a substitute for careful tax planning.  This discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations issued thereunder as in effect on the date of this Statement of Additional Information.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company (“RIC”)

The Fund qualifies as a RIC under Subchapter M of the Code so that it is relieved of federal income tax on that part of its income that is distributed to shareholders.  In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) (‘‘Distribution Requirement’’) and also must meet several additional requirements.  Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies; (ii) at the close of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund’s taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

Notwithstanding the Distribution Requirement described above, which only requires the Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated.  The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

If the Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders.  In such case, the dividends received deduction will generally be available for eligible corporate shareholders and the lower tax rates available to individual shareholders on qualified dividend income would apply (both of which are subject to certain limitations).  The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year.  Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.  All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

Fund distributions are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).  A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 120-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code.  Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2008.  Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income.  Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains.

As a result of the rules regarding distributions of capital gain income recognized by the Fund, you may be distributed gains which are associated with appreciation which was experienced by the Fund prior to your investment in the Fund.  Investors should note that the tax basis of the Fund’s investments may differ from the book basis of those investments reported on the Fund’s audited financial statements for generally accepted accounting principles purposes.  Investors are directed to the footnotes to the Fund’s audited financial statements for a description of these differences.

Sales, Redemptions, Exchanges

Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.  However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution.  In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares).  This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.  For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

The Fund may invest in complex securities.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has failed to certify to the Fund that they are a U.S. person (including a resident alien).

State Taxes

Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.  Shareholders should consult their own tax advisers regarding the consequences of federal, state and local taxes affecting an investment in Fund shares.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligation of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund.  Investment in GNMA or Fannie Mae securities, banker’s acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment.  The rules on exclusion of this income are generally different for corporate shareholders.

5% SHAREHOLDERS

As of December 31, 2003, the following persons were the only persons who were record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more shares of the Fund.

Name	Address	Number of Shares	Percentage of Ownership
Jennifer Sandel Trust	3456 Prairie Avenue Miami Beach, Florida 33140	49,636.65	13.68%
David Sandel Trust	3456 Prairie Avenue Miami Beach, Florida 33140	45,751.75	12.61%
Jeremy Sandel Trust	3456 Prairie Avenue Miami Beach, Florida 33140	57,572.62	15.87%
Elana Nussbaum Trust	3456 Prairie Avenue Miami Beach, Florida 33140	43,241.96	11.92%
Moshe Nussbaum Trust	3456 Prairie Avenue Miami Beach, Florida 33140	44,721.43	12.32%
Tamar Nussbaum Trust	3456 Prairie Avenue Miami Beach, Florida 33140	45,048.38	12.41%

PART C:  OTHER INFORMATION

Item 23.

Exhibits:

(a)

(1)

Certificate of Trust of The Prairie Fund (the “Registrant”), dated April 11, 2000, as originally filed with the Registrant’s initial Registration Statement on Form N-1A, as filed on May 5, 2000, is incorporated herein by reference to Exhibit (a) of Pre-Effective Amendment No. 1, as filed with the SEC on July 24, 2000.

(a)(2)

Declaration of Trust of the Registrant, dated April 12, 2000, as originally filed with the Registrant’s initial Registration Statement on Form N-1A, as filed on May 5, 2000, is incorporated herein by reference to Exhibit (a) of Pre-Effective Amendment No. 1, as filed with the SEC on July 24, 2000.

(b)

By-Laws of the Registrant are incorporated herein by reference to Exhibit (b) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A  as filed with the SEC on July 24, 2000.

(c)

Not Applicable.

(d)

Investment Advisory Agreement, dated May 26, 2000, between the Registrant and Zuckerman Management Associates, Inc., is incorporated herein by reference to Exhibit (d) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 24, 2000.

(e)

Not Applicable.

(f)

Not Applicable.

(g)

Custody Agreement, dated May 26, 2000, between the Registrant and UMB Bank, N.A., is incorporated herein by reference to Exhibit (g) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 24, 2000.

(h)(1)

Accounting Services Agreement, dated May 26, 2000, between the Registrant and Mutual Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 24, 2000.

(h)(2)

Transfer Agent Agreement, dated May 26, 2000, between the Registrant and Mutual Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 24, 2000.

(i)

Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(j)

Consent of Independent Accountants, McCurdy & Associates CPA’s Inc., is filed herewith.

(k)

Not Applicable.

(l)

Not Applicable.

(m)

Not Applicable.

(n)

Not Applicable.

(o)

Not Applicable.

(p)(1)

Amended and Restated Code of Ethics as of January 2001, are incorporated herein by reference to Exhibit (p) of Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2002.

(p)(2)

Amended and Restated Code of Ethics for Zuckerman Management Associates, Inc. as of January 3, 2003, is filed herewith.

Item 24.

Persons Controlled by or under Common Control with the Fund:

Not Applicable.

Item 25.

Indemnification:

The Registrant is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust dated as of April 12, 2000 (the “Declaration of Trust”), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Investment Company Act of 1940, as amended.  The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity.  This indemnification is subject to the following conditions:

A.

no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

B.

officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

C.

expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

Item 26.

Business and other Connections of the Investment Adviser:

The Investment Adviser provides advisory services to the Registrant.  Matthew M. Zuckerman, the President of the Investment Adviser, is a member of the board of directors of Beth Israel Congregation in Miami Beach, Florida.  He is also a senior attending physician at Mount Sinai Hospital, as well as an adjunct professor at the University of Miami’s School of Medicine.

Nancy Z. Markovitch, the Secretary and Treasurer of the Investment Adviser, is a member of the executive board of directors of the Hillel Day School of Boca Raton (the “School”), as well as the Chairman of the School’s Building Committee and Annual Fund Raising Committee.  Ms. Markovitch is also a member of the Security Committee for the Palm Beach County Jewish Federation, which focuses on the safety issues surrounding the members of the Federation.

Item 27.

Principal Underwriters:

Not Applicable.

Item 28.

Location of Accounts and Records:

Accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, are maintained as follows:

UMB Bank, N.A.

928 Grand Boulevard, 10th Floor

Attn: Bonnie Johnson

Kansas City, MO 64106

(records relating to its function as Custodian)

Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH  44141

(records relating to its function as Administrator)

Zuckerman Management Associates, Inc.

801 41st Street, Suite 210

Miami Beach, FL 33140

(records relating to its function as Investment Adviser)

Item 29.

Management Services:

Not Applicable.

Item 30.

Undertakings:

None.

Signatures

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 5 to Registration Statement No. 811-09931 to be signed on its behalf by the undersigned, duly authorized, in the City of Miami, and State of Florida on the 27 day of April, 2004.

THE PRAIRIE FUND

By:

/s/ Matthew M. Zuckerman

Name:

Matthew M. Zuckerman

Title:

President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

/s/ Jack Levine

Trustee

April 27, 2004

Jack Levine, CPA

/s/ Joseph Wiesel

Trustee

April 29, 2004

Joseph Wiesel

/s/ Dr. Elias M. Herschmann

Trustee

April 30, 2004

Dr. Elias M. Herschmann

/s/ Matthew M. Zuckerman

Chairman of the Board

Matthew M. Zuckerman

of Trustees, President and

Chief Financial Officer April 27, 2004

/s/ Nancy Z. Markovitch

Trustee and Treasurer April 26, 2004

Nancy Z. Markovitch

EXHIBIT INDEX

Name	Exhibit	Page #
Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP	(i)	EX-99.I
Consent of Independent Accountants, McCurdy & Associates CPA’s Inc.	(j)	EX-99.J
Amended and Restated Code of Ethics of Zuckerman Management Associates, Inc.	(p)	EX-99.P

Appendix A

ZUCKERMAN MANAGEMENT ASSOCIATES, INC.

PROXY VOTING POLICIES AND PROCEDURES

Purpose and Responsibility

This policy sets forth Adviser’s guidelines regarding the voting of proxies on behalf of our clients, when the Firm manages client assets directly.

As fiduciaries, it is our responsibility to vote proxies related to securities in our clients’ investment portfolios in a prudent manner.  For ERISA clients, it is our responsibility to vote proxies in the best interest of the pension plan participants and beneficiaries.  We consider the voting of proxies a part of the investment decision making process, which has the potential to affect the economic value of a security both in the short run and in the long run.  Unless a client specifically reserves the right to vote its own proxies, we will vote all proxies that we receive on a timely basis as part of our discretionary authority.  ERISA clients that wish to vote their own proxies must specifically reserve the right to do so in their plan or trust documents.  Only under this condition are we relieved of our fiduciary responsibility to vote proxies.  If an ERISA client does not reserve the right to vote proxies, we cannot accept direction from that client or any other party regarding the voting of proxies.  Any such direction will not relieve us of our fiduciary liability.  We are responsible for instituting proper guidelines and procedures for the voting of proxies and for properly documenting all proxy votes.  Proxy voting reports are available at our clients’ request.

Procedures

The Chief Executive Officer and the Head Trader are responsible for voting proxies, maintaining records of these votes, and ongoing review of our voting guidelines.  They also are responsible for ensuring that proxies are voted consistently across all client accounts.  They evaluate each new proxy that we receive.  Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration.

Guidelines

Routine Business

In general, we vote with management on most routine business matters.  Specific issues are discussed below:

1)

Election of Directors and Appointment of Accountants - We vote with management, believing in general that management is in the best position to evaluate the individual merits of potential directors and accountants.

2)

Blank Check Preferred (Authorization of additional common or preferred stock) – We vote for management on these proposals, unless its clear intent is to thwart a takeover.  We believe that it is in the best interest of shareholders to provide maximum flexibility to management in financing and acquisitions.

3)

Stock Option Plans – We vote for these proposals except when they are excessive, either in terms of the size of the plan relative to the total outstanding shares of the stock, the ability to set an exercise price of the options that is substantially below the stock’s fair market value, or the aggregate compensation arrangements of the issuer.

Social and Political Issues

In general, we vote against these proposals unless we believe that they would produce a positive economic benefit.  We believe that the prudent person rule and our ERISA mandate restrict us from making investment decisions on the basis of social or political criteria except to choose between investments of equal risk and return.  These types of issues include, but are not limited to animal testing, environmental and nuclear issues, and employment benefits for unmarried partners.

Corporate Governance

We vote against management on corporate governance issues when we believe that there may be a conflict between the interests of management and shareholders.  Specific issues are discussed below:

1)

Confidential Voting – We vote for these proposals.  While the SEC has extensive oversight of the proxy voting process, we believe that the potential for coercion still exists, especially in the relationship between the institutional investment community and the corporate clients that it serves.  We do not believe that confidential voting inhibits communication between shareholders and issuers any more than it does in the political arena.

2)

Opting out of State Anti-Takeover Statutes – We vote for proposals that enable a company to opt out of state anti-takeover statutes.  We believe enough evidence exists to suggest that these statutes have a negative effect on share value.

3)

Classified Board – We vote against proposals to provide for classified boards of directors, including those proposals that provide for staggered terms and the removal of directors only for “cause.”  While these proposals can promote continuity of mission among directors, they also can make the board as a whole less accountable to the shareholders for whom they have a fiduciary obligation to serve.  We believe that a board must remain accountable and that adoption of these proposals inhibits shareholder activism.

4)

Cumulative Voting – We vote for proposals on the cumulative voting of proxies as a way for smaller shareholders to gain adequate representation on the Board.

5)

Director Liability/Indemnification – We vote for proposals that limit director liability.  Given the increasing amount of shareholder litigation and the rising cost of directors’ liability insurance, it is becoming increasingly difficult to attract and retain capable directors.  These proposals will contribute to a corporation’s ability to attract capable directors, which should enhance the stability of management and, other things being equal, improve share value.  We vote against excessive limitation proposals such as proposals to ratify all past acts of directors and officers.

6)

Anti-Greenmail – We vote for proposals that prohibit a company from purchasing a block of its stock at an above market price from a shareholder who owns a specified percentage of the company.  We believe these proposals provide for fair treatment of shareholders and prohibit the potentially diluting effect of an above-market-price buyback.

7)

Dual Classes of Stock – We vote against proposals that provide for the issuance of a new class of stock where the new class will have materially different voting rights (regardless of whether they also provide for lower dividend rights) than the existing class.  We believe that this tends, over time, to consolidate voting power in the hands of relatively few shareholders (usually insiders) that is disproportionate to their percentage ownership of the company.

8)

Shareholder Rights Plans – We vote against shareholder rights plans because these plans tend to discourage bona fide tender offers.  Tender offers are a way for an issuer’s current shareholders to maximize share value (depending on the offer’s terms), and therefore these offers should not be discouraged.

9)

Super Majority Vote – We vote against proposals to require greater than a majority vote of the shares issued and outstanding for corporate charter and by-law amendments, such as those related to terms of office, election or removal of directors, authority to convene shareholder meetings, etc.  We believe that these proposals tend to inhibit the corporate democratic process.  A simple majority, in most cases, should be sufficient to empower various changes to corporate structure.

10)

Fair Price Amendments – In general, we vote for fair price amendments whose stated objective is to ensure fair treatment for all shareholders in a merger or other business combination.  We vote against these amendments when we believe that they are only a disguised attempt to thwart potential takeover bids.